UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 16, 2003

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	0-6612 (Commission File Number)	37-0889946 (I.R.S. Employer Identification No.)

9025 North Lindbergh Drive Peoria, Illinois 61615 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits.

This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934 (the "Exchange Act").

Exhibit No.	Exhibit
99.1	Press Release, dated October 16, 2003 (furnished pursuant to Item 12.)

Item 12.    Results of Operations and Financial Condition.

        On October 16, 2003, RLI Corp. announced its results of operations for the third quarter of 2003. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by RLI Corp. announcing its third quarter results.

        The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RLI CORP.

By: /s/ JOSEPH E. DONDANVILLE
Senior Vice President and Chief
Date: October 16, 2003	Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated October 16, 2003 (furnished pursuant to Item 12.)